                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly  Report of NYFIX,  Inc. (the "Company") on Form
10-Q for the  period  ending  June 30,  2003 as filed  with the  Securities  and
Exchange  Commission  on the date hereof  (the  "Report"),  I, Peter K.  Hansen,
Chairman,  President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

   (1)  The Report fully  complies  with the  requirements  of section  13(a) or
        15(d) of the Securities Exchange Act of 1934; and

   (2)  The information contained in the Report fairly presents, in all material respects,  the  financial  condition  and results of  operations  of the
        Company.

/s/ Peter K. Hansen
----------------------------
Peter K. Hansen
Chairman, President and
Chief Executive Officer
August 14, 2003

This  certification  accompanies  this  Report  pursuant  to Section  906 of the
Sarbanes-Oxley  Act of 2002 and  shall not be deemed  filed by the  Company  for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.